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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 25, 2005

Daybreak Mines, Inc.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 370, 805 Mullan Avenue, Osburn ID	83849
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (208) 556-1139ex2

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

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Item 8.01   OTHER EVENTS

Daybreak Mines Signs Oil & Gas Land Bank Agreement

PEARL PROSPECT

Spokane, Washington – April 26, 2005 --- Daybreak Mines, Inc. (OTC Bulletin Board:DBRM.OB) a Washington corporation, has entered into an agreement with MPG Petroleum Inc. to acquire a 1/3 interest in a Land Bank to acquire lands over the Pearl Prospect.  The Land Bank will entitle Daybreak to a .33% royalty on the Pearl project and the right to participate for up to a 33.3% working interest.

The Pearl Project will require the acquisition, processing and interpretation of additional seismic data and the leasing of additional acreage on the structure.  A well will ultimately test what are believed to be Vicksburg sands developed around and closed on the flanks of a shale diapir.  The potential reserves  structure is of a size that four to five wells could be drilled on it.

The structure is currently defined by 2-D seismic data and on the west flank 3-D seismic.  Additional data will be required before a final location can be chosen

Daybreak Mines, Inc., is a junior oil and gas exploration company listed on the Nasdaq OTC Bulletin Board under the trading symbol DBRM.OB. It has an office in Spokane, Washington.

For information about Daybreak Mines, Inc., please contact Investor Relations:

Eric Moe

Telephone:

(509) 467-8204

Email:

emoe27@aol.com

Mike McIntyre

Telephone:

(888) 921-4353

Email:

mmac10@telus.net

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995:

Certain statements contained in this News Release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Information contained in this news release contains “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believe”, “expect”, “may”, “should”, “up to”, “approximately”, “likely”, or “anticipates” or the negative thereof or given that the future results covered by such forward looking statements will be achieved. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only for the date the statement was made. Investors should carefully consider the preceding information as well as information contained in the news release before making any investment in the shares of the company. Daybreak Mines, Inc. undertakes no obligation to update any forward-looking statements contained in this news release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK MINES, INC.

(Registrant)

Date April 28, 2005

/s/ Robert N. Martin

Robert N. Martin

President